Exhibit 10.27

AMENDMENT NO. 1 TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

Dated as of June 30, 2010

THIS AMENDMENT NO. 1 TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT (this “Amendment”) is entered into between Digital Realty Trust, L.P. (the “Company”), on the one hand, and Prudential Investment Management, Inc. (“PIM”) and the other Purchasers party to the Note Agreement referred to below, on the other hand.

PRELIMINARY STATEMENTS:

(1)    The Company, Digital Realty Trust, Inc. (the “Parent Guarantor”), the subsidiaries of the Company party thereto and the Purchasers from time to time party thereto have entered into a Note Purchase and Private Shelf Agreement, dated as of July 24, 2008 (as amended, supplemented or otherwise modified from time to time, the “Note Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Note Agreement.

(2)    The Company and the Required Holders have agreed to amend the Note Agreement on the terms and subject to the conditions hereinafter set forth.

SECTION 1.    Amendments to Note Agreement. The Note Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 3 below), hereby amended as follows:

(a)    Section 7.3 is hereby amended by (i) inserting “(x)” at the end of the phrase “a certificate of said officer stating that” appearing in clause (i) thereof, and (ii) adding the following immediately after clause (i) thereof:

“(y)    setting forth the withholding tax rate applicable in such jurisdiction to the making of interest payments on Debt to lenders domiciled in the United States of America in all Withholding Tax Jurisdictions, and”

(b)    The following new Section 10.16 is hereby added to the Note Agreement immediately following Section 10.15 thereof:

10.16    Repayment of Qualified French Intercompany Loans. Pay, prepay, terminate or otherwise retire any Qualified French Intercompany Loan without the prior written approval of the Administrative Agent (or, during the continuance of an Event of Default, the Required Holders).

(c)    The following new Section 21.8 is hereby added to the Note Agreement immediately following Section 21.7 thereof:

21.8    Guaranty Limitations.

Any guaranty provided by a Foreign Subsidiary domiciled in an International Jurisdiction shall be subject to the following limitations:

(a)    Australia: The liability of any Guarantor incorporated under the Corporations Act 2001 (Commonwealth of Australia) under this Section 21 and under any indemnities contained elsewhere in this Agreement will not include any liability or obligation which would, if included, result in a contravention of

s260A of the Corporations Act 2001 (Cth). Any such Guarantor shall promptly take, and procure that its relevant holding companies take, all steps necessary under s260B of the Corporations Act 2001 (Cth) so as to permit the inclusion of any liability or obligation excluded under the previous sentence.

(b)    Canada: The liability of any Guarantor incorporated under the laws of Canada, other than Alberta or Ontario, thereof under this Section 21 and under any indemnities contained elsewhere in this Agreement shall not include any liability of any Credit Party which is a shareholder of the Guarantor or of an affiliated corporation or an associate of any such Person where there are reasonable grounds for believing:

(i)    that such Guarantor is or, after giving the financial assistance, would be unable to pay its liabilities as they become due; or

(ii)    that the realizable value of such Guarantor’s assets, excluding the amount of any financial assistance in the form of a loan or in the form of assets pledged or encumbered to secure the Guaranty, after giving the financial assistance, would be less than the aggregate of such Guarantor’s liabilities and stated capital of all classes.

(c)    France: (i) The liability of any Guarantor incorporated under the laws of France (a “French Guarantor”) under this Section 21 and under any indemnities contained elsewhere in this Agreement shall not include any obligation or liability which, if incurred, would constitute the provision of financial assistance within the meaning of Article L.255 216 of the French Code de Commerce or/and would constitute a misuse of corporate assets within the meaning of Article L.241 3 or L.242 6 of the French Code de Commerce or any other law or regulation having the same effect, as interpreted by the French courts.

(ii)    The Guaranteed Obligations of each French Guarantor under this Section 21 shall be limited at any time to an amount equal to the aggregate of all advances evidenced by the Notes to the extent directly or indirectly on-lent to such French Guarantor under an intercompany loan agreement (each a “Qualified French Intercompany Loan”) and outstanding at the date a payment is made by such French Guarantor under this Section 21, it being specified that any payment made by such French Guarantor under this Section 21 in respect of the Guaranteed Obligations shall reduce pro tanto the outstanding amount of the applicable Qualified French Intercompany Loan due by such French Guarantor.

(iii)    It is acknowledged that such French Guarantor is not acting jointly and severally with the other Guarantors and shall not be considered as co-débiteur solidaire as to its obligations pursuant to the guarantee given pursuant to this Section 21.

(d)    Ireland: The liability of each Guarantor incorporated under the laws of Ireland under this Section 21 and under any indemnities contained elsewhere in this Agreement shall not include any liability or obligation which would, if incurred, constitute the provision of unlawful financial assistance within the meaning of section 60 of the Companies Act 1963 of Ireland (as amended).

(e)    The Netherlands: No Guarantor incorporated under the laws of The Netherlands or any Guarantor which is a direct or indirect Subsidiary of a company incorporated under the laws of the Netherlands shall have any liability pursuant to this Section 21 to the extent that the same would constitute unlawful financial assistance within the meaning of Section 2:207(c) or 2:98(c) of the Dutch Civil Code.

(f)    Singapore: The liability of each Guarantor incorporated under the laws of Singapore under this Section 21 and under any indemnities contained elsewhere in this Agreement shall not include any liability which would, if incurred, constitute unlawful financial assistance pursuant to Section 76 of the Singapore Companies Act (Cap. 50).

(g)    Spain: The liability of each Guarantor incorporated under the laws of Spain under this Section 21 and under any indemnities contained elsewhere in this Agreement shall not include any obligations which would give rise to breach of the provisions of Spanish law relating to restrictions on the provision of financial assistance in connection with the acquisition of shares in the relevant Spanish Credit Party and/or its controlling corporation (or, in the case of a Spanish Credit Party which is a Sociedad Limitada, of a group company in the same group as such Spanish obligor) as provided in Article 81 of the Spanish Stock Companies Act, (Ley de Sociedad Anonima) and Article 40.5 of the Spanish Limited Liability Partnerships Act, (Ley de Sociedad de Responsibilidad Limitada), as applicable. The obligations of each Guarantor incorporated under the laws of Spain under this Section 21 shall be capable of enforcement in accordance with applicable law against all present and future assets of such Guarantor save to the extent that applicable Spanish law specifies otherwise.

(h)    England and Wales: The liability of each Guarantor which is a public limited company (and each Guarantor that is a subsidiary of a public limited company) incorporated under the laws of England and Wales under this Section 21 and under any indemnities contained elsewhere in this Agreement shall not include any liability or obligation which would, if incurred, constitute the provision of unlawful financial assistance within the meaning of sections 677 to 683 of the Companies Act 2006 of England and Wales; provided, however, that the foregoing limitation shall not be applicable to any Guarantor incorporated under the laws of England and Wales that is not a public limited company or the subsidiary of a company that is a public limited company.

(d)    Schedule B of the Note Agreement is hereby amended by adding thereto the following new definitions in their appropriate alphabetical order:

“Amendment No. 1” shall mean that certain Amendment No. 1 to the Note Purchase and Private Shelf Agreement dated as of June 30, 2010.

“Excess France Value” has the meaning specified in the definition of “Total Unencumbered Asset Value”.

“Excess International Value” has the meaning specified in the definition of “Total Unencumbered Asset Value”.

“Excess Singapore/Spain Value” has the meaning specified in the definition of “Total Unencumbered Asset Value”.

“French Guarantor” has the meaning specified in Section 21.8(c)(i).

“International Jurisdiction” shall mean any of the jurisdictions of Australia, Canada, France, Ireland, the Netherlands, Spain, Singapore, England or Wales.

“Qualified French Intercompany Loan” has the meaning specified in Section 21.8(c)(ii).

“Withholding Tax Adjustment” means, with respect to any Unencumbered Asset located in a Withholding Tax Jurisdiction, a reduction of the Asset Value of the Unencumbered Asset by a percentage equal to the withholding tax rate applicable in such jurisdiction to the making of interest payments on Debt to lenders domiciled in the United States of America as calculated by the Company, to the satisfaction of the Administrative Agent (or, during the continuance of an Event of Default, the Required Holders), and reported to the Significant Holders on a quarterly basis pursuant to Section 7.3.

“Withholding Tax Jurisdiction” means any International Jurisdiction as to which local counsel retained by PIM in such jurisdiction have been unable to confirm that the taxing authorities in such jurisdiction would not impose withholding taxes on payments made by the Guarantors domiciled in such International Jurisdiction in respect of Guaranteed Obligations to Beneficiaries domiciled in the United States of America. As of the effective date of Amendment No. 1, of the identified International Jurisdictions, the jurisdictions of Singapore and Spain comprise Withholding Tax Jurisdictions.

(e)    Schedule B of the Note Agreement is hereby amended by deleting the definition of “Excess Canada Value”.

(f)    The definition of “Excluded Subsidiary” set forth in Schedule B of the Note Agreement is hereby amended by adding “that is not a Guarantor” at the end of such definition immediately prior to the period.

(g)    The definition of “Total Unencumbered Asset Value” set forth in Schedule B of the Note Agreement is hereby amended and restated as follows:

“Total Unencumbered Asset Value” means an amount equal to the sum of the Asset Values of all Unencumbered Assets; provided, however, that, if at any time (a) there shall be fewer than three Unencumbered Assets, (b) the sum of the Asset Values of all Unencumbered Assets shall not be equal to or greater than $115,000,000, or (c) the weighted average occupancy of all Unencumbered Assets (other than Development Assets and Redevelopment Assets) shall not be greater than or equal to 80%, the Total Unencumbered Asset Value shall be zero; provided further that (x) the portion of Total Unencumbered Asset Value attributable to Unencumbered Assets located in Singapore and Spain shall not exceed 10% of the Total Unencumbered Asset Value (the amount by which the sum of the Asset Values attributable to Unencumbered Assets located in Singapore and Spain exceeds such percentage being the “Excess Singapore/Spain Value”), (y) the portion of Total Unencumbered Asset Value attributable to Unencumbered Assets located in France shall not exceed the sum of all Qualified French Intercompany Loans (the amount by which the sum of the Asset Values attributable to Unencumbered Assets located in France exceeds such sum being the “Excess France Value”), and (z) the Unencumbered Asset Value of each Unencumbered Asset located in a Withholding Tax Jurisdiction shall be subject to the Withholding Tax Adjustment; provided still further that: (1) the portion of Total Unencumbered Asset Value attributable to Unencumbered Assets located in International Jurisdictions (following the adjustments described in preceding provisos) shall not exceed 25% of the Total Unencumbered Asset Value (the amount by which the sum of the Asset Values attributable to Unencumbered Assets located in International Jurisdictions (following the adjustments described in the preceding provisos) exceeds such percentage being the “Excess International Value”); and (2) if the sum of the Asset Values of all Unencumbered Assets comprised of Redevelopment Assets and Development Assets (provided that the portion of such combined total sum arising from Unencumbered Assets comprised of Development Assets shall not exceed 10% of the Total Unencumbered Asset Value) shall exceed 33% of the Total Unencumbered Asset Value, then Total Unencumbered Asset Value shall be reduced by the amount of such excess (“Excess Redevelopment and Development Value”).

(h)    The definition of “Unencumbered Asset Conditions” set forth in Schedule B of the Note Agreement is hereby amended by (i) deleting clause (a) in its entirety and substituting the following therefor: “(a) is an Office Asset, Redevelopment Asset or Development Asset located in the United States of America or an International Jurisdiction,”, (ii) deleting the word “and” at the end of subsection (j) thereof, and (iii) adding thereto the following immediately after subsection (k) thereof:

“, (l) in the case of ownership by a Guarantor domiciled in an International Jurisdiction the applicable law of which prohibits financial assistance of subsidiaries to their parents, either (i) indirect ownership of such Asset was not acquired by the Company through the purchase of, or subscription to, Equity Interests in such Guarantor or through the purchase of, or subscription to, other instruments giving the right to purchase Equity Interests in such Guarantor, or (ii) any applicable white-wash procedures have been completed to the satisfaction of the Administrative Agent and its local counsel in such International Jurisdiction, and (m) in the case of ownership by a Guarantor domiciled in France, such Guarantor is the borrower under a Qualified French Intercompany Loan documented in form and substance reasonably satisfactory to the Administrative Agent.”

(i)    Exhibit F to the Note Agreement is hereby amended and restated in its entirety with Exhibit F attached hereto.

SECTION 2.    Representations and Warranties. The Company hereby represents and warrants that the representations and warranties contained in each of the Transaction Documents are true and correct on and as of the Amendment Effective Date (defined below), before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case such representation and warranty is true and correct as of such earlier date).

SECTION 3.    Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:

(a)    The Purchasers shall have received (i) counterparts of this Amendment executed by the parties hereto, and (ii) the consent attached hereto (the “Consent”) executed by each of the Guarantors.

(b)    The representations and warranties set forth in each of the Transaction Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case such representation and warranty shall be true and correct as of such specific date).

(c)    No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

(d)    All of the fees and expenses of PIM (including the reasonable fees and expenses of counsel for PIM) due and payable on the Amendment Effective Date shall have been paid in full.

(e)    The Purchasers shall have received payment in full of their ratable share of an amendment fee equal to 0.05% of the aggregate outstanding principal amount of the Notes.

The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 18 of the Note Agreement.

SECTION 4.    Reference to and Effect on the Transaction Documents. (a) On and after the effectiveness of this Amendment, each reference in the Note Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Note Agreement, and each reference in each of the other Transaction Documents to the “Agreement”, “Note Agreement”, “thereunder”, “thereof” or words of like import referring to the Note Agreement, shall mean and be a reference to the Note Agreement, as amended by this Amendment.

(b)    The Note Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any holder of a Note or PIM under any of the Transaction Documents, nor constitute a waiver of any provision of any of the Transaction Documents.

SECTION 5.    Costs and Expenses. The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of PIM in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for PIM) in accordance with the terms of Section 16 of the Note Agreement.

SECTION 6.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or email shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Balance of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COMPANY:

DIGITAL REALTY TRUST, L.P.

By:	DIGITAL REALTY TRUST, INC., its sole general partner

	By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

PURCHASERS:

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By	/s/ Iris Krause
Name: Iris Krause Title: Senior Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By	/s/ Iris Krause
Name: Iris Krause Title: Senior Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By: Prudential Investment Management, Inc., as investment manager

By	/s/ Iris Krause
Name: Iris Krause Title: Senior Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By: Prudential Private Placement Investors, L.P. (as Investment Advisor)

By: Prudential Private Placement Investors, Inc. (as its General Partner)

By	/s/ Iris Krause
Name: Iris Krause Title: Senior Vice President

Signature Page

PRUCO LIFE INSURANCE COMPANY

By	/s/ Iris Krause
Name: Iris Krause Title: Senior Vice President

UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY

By: Prudential Investment Management, Inc., as investment manager

By	/s/ Iris Krause
Name: Iris Krause Title: Senior Vice President

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY

By: Prudential Investment Management, Inc., as investment manager

By	/s/ Iris Krause
Name: Iris Krause Title: Senior Vice President

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

By: Prudential Investment Management, Inc., as investment manager

By	/s/ Iris Krause
Name: Iris Krause Title: Senior Vice President

Signature Page

CONSENT

Dated as of June 30, 2010

Each of the undersigned, as a Guarantor under the Note Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Note Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Transaction Documents to the “Agreement”, “Note Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Note Agreement, as amended or otherwise affected by such Amendment.

GUARANTORS:

DIGITAL REALTY TRUST, INC.

By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL SERVICES, INC.

By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

GLOBAL ASML, LLC

By:	DIGITAL REALTY TRUST, L.P., its member

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

GLOBAL INNOVATION SUNSHINE HOLDINGS LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

GLOBAL GOLD CAMP, LLC

By:	GLOBAL GOLD CAMP HOLDING COMPANY, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

GLOBAL GOLD CAMP HOLDING COMPANY, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

DIGITAL 833 CHESTNUT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL CONCORD CENTER, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL PRINTERS SQUARE, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

GLOBAL KATO HG, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL GREENSPOINT, L.P.

By:	DRT GREENSPOINT, LLC, its general partner and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DRT GREENSPOINT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

DIGITAL GREENSPOINT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 113 N. MYERS, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 125 N. MYERS, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL TORONTO BUSINESS TRUST

By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

DIGITAL AQUILA, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL CENTREPORT, L.P.

By:	DRT CENTREPORT, LLC, its general partner and manager

	By:	GLOBAL STANFORD PLACE II, LLC, its member and manager

		By:	DIGITAL REALTY TRUST, L.P., its member and manager

			By:	DIGITAL REALTY TRUST, INC., its sole general partner

				By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL PHOENIX VAN BUREN, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

DIGITAL WINTER, LLC

By:	GLOBAL STANFORD PLACE II, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 89TH PLACE, LLC

By:	GLOBAL STANFORD PLACE II, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL RESTON, LLC

By:	DIGITAL ABOVE, LLC, its sole member and manager

	By:	DIGITAL SERVICES, INC., its sole member and manager

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

DIGITAL ABOVE, LLC

By:	DIGITAL SERVICES, INC., its sole member and manager

	By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL CHELSEA, LLC

By:	DIGITAL ABOVE, LLC, its sole member and manager

	By:	DIGITAL SERVICES, INC., its sole member and manager

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL VIENNA, LLC

By:	DIGITAL ABOVE, LLC, its sole member and manager

	By:	DIGITAL SERVICES, INC., its sole member and manager

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL WALTHAM, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

DIGITAL MIDWAY, L.P.

By:	DIGITAL MIDWAY GP, LLC, its general partner and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 21110 RIDGETOP, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 3011 LAFAYETTE, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

DIGITAL ASHBURN CS, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

GIP STOUGHTON, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL ARIZONA RESEARCH PARK II, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

DIGITAL 1 SAVVIS PARKWAY, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 900 WALNUT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 210 TUCKER, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

GLOBAL MARSH MEMBER, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

GLOBAL MARSH LIMITED PARTNER, LLC

By:	GLOBAL MARSH MEMBER, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

GLOBAL MARSH GENERAL PARTNER, LLC

By:	GLOBAL MARSH MEMBER, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

DIGITAL NETWORK SERVICES, LLC

By:	DIGITAL PHOENIX VAN BUREN, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL SERVICES PHOENIX, LLC

By:	DIGITAL SERVICES, INC., its sole member and manager

	By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL CONNECT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

DIGITAL 650 RANDOLPH, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL BUSINESS TRUST

By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 365 RANDOLPHVILLE, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

DIGITAL 717 LEONARD, L.P.

By:	DIGITAL 717 GP, LLC, its sole general partner

	By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

		By:	DIGITAL REALTY TRUST INC., its sole general partner

			By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 717 GP, LLC,

By:	DIGITAL REALTY TRUST, L.P. its sole member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 717 LP, LLC,

By:	DIGITAL REALTY TRUST, L.P. its sole member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

GLOBAL STANFORD PLACE II, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

GLOBAL MARSH PROPERTY OWNER, L.P.

By:	GLOBAL MARSH GENERAL PARTNER, LLC, its manager

	By:	GLOBAL MARSH MEMBER, LLC, its member and manager

		By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

			By:	DIGITAL REALTY TRUST, INC., its sole general partner

				By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

GLOBAL RIVERSIDE, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

DIGITAL 7505 MASON KING COURT LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL LAKESIDE, LLC

By:	DIGITAL LAKESIDE HOLDINGS, LLC, its sole member and manager

	By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

		By:	DIGITAL REALTY TRUST INC., its sole general partner

			By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL LOUDOUN II, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

DIGITAL-BRYAN STREET PARTNERSHIP, L.P.

By:	DRT-BRYAN STREET, LLC, its sole general partner

	By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

		By:	DIGITAL REALTY TRUST INC., its sole general partner

			By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DRT-BRYAN STREET, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL-BRYAN STREET, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

1525 COMSTOCK PARTNERS, LLC

By:	DIGITAL 1525 COMSTOCK, LLC, its sole member and manager

	By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

		By:	DIGITAL REALTY TRUST INC., its sole general partner

			By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 444 TOYAMA, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 45845-45901 NOKES BOULEVARD, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

DIGITAL 21561-21571 BEAUMEADE CIRCLE, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL BEAUMEADE CIRCLE LAND, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 60 & 80 MERRITT, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

DIGITAL 55 MIDDLESEX, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 128 FIRST AVENUE GROUND LESSEE, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 128 FIRST AVENUE, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

DIGITAL 1725 COMSTOCK, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL ALFRED, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 720 2ND, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

DIGITAL 2121 SOUTH PRICE, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL LAFAYETTE CHANTILLY, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 2260 EAST EL SEGUNDO, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

DIGITAL 365 MAIN, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

1500 SPACE PARK HOLDINGS, LLC

By:	1500 SPACE PARK PARTNERS, LLC, its sole member and manager

	By:	DIGITAL 1500 SPACE PARK, LLC, its sole member and manager

		By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

			By:	DIGITAL REALTY TRUST, INC., its sole general partner

				By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

1500 SPACE PARK PARTNERS, LLC

By:	DIGITAL 1500 SPACE PARK, LLC, its sole member and manager

	By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

		By:	DIGITAL REALTY TRUST INC., its sole general partner

			By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

DIGITAL 1500 SPACE PARK, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL 1525 COMSTOCK, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

1201 COMSTOCK PARTNERS, LLC

By:	DIGITAL 1201 COMSTOCK, LLC, its sole member and manager

	By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

		By:	DIGITAL REALTY TRUST INC., its sole general partner

			By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

DIGITAL 1550 SPACE PARK, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL LAKESIDE HOLDINGS, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

DIGITAL COLLINS TECHNOLOGY PARK INVESTOR, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

EXHIBIT F to the

NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

FORM OF

UNENCUMBERED ASSETS CERTIFICATE

UNENCUMBERED ASSETS CERTIFICATE

Digital Realty, L.P.

Unencumbered Assets Certificate

Month ending     /    /

Prudential Investment Management, Inc.

The other Purchasers under the Note Agreement

    referred to below

c/o Prudential Capital Group

Four Embarcadero Center, Suite 2700

San Francisco, California 94111

Attention: Iris Krause, Senior Vice President:

Pursuant to provisions of the Note Purchase and Private Shelf Agreement, dated as of July 24, 2008, between Digital Realty Trust, L.P., a Maryland limited partnership (the “Company”), Digital Realty Trust, Inc., a Maryland corporation (the “Parent Guarantor”), the Subsidiary Guarantors party thereto, the Purchasers party thereto (said Note Purchase and Private Shelf Agreement, as it may be amended, amended and restated, supplemented or otherwise modified from time to time, being the “Note Agreement”; capitalized terms used herein but not defined herein being used herein as defined in the Note Agreement), the undersigned, the Chief Financial Officer or a Responsible Officer of the Parent Guarantor, hereby certifies and represents and warrants on behalf of the Company as follows:

1.    The information contained in this certificate and the attached information supporting the calculation of the Total Unencumbered Asset Value is true, complete and correct as of the close of business on                         , 20     (the “Calculation Date”) and has been prepared in accordance with the provisions of the Note Agreement.

2.    (a) The Total Unencumbered Asset Value (exclusive of Excess France Value, Excess Singapore Value, Excess International Value and Excess Redevelopment and Development Value) is $            , (b) the Excess France Value, if any, is $            , (c) the Excess Singapore Value, if any, is $            , (d) the Excess International Value, if any, is $            , and (e) the Excess Redevelopment and Development Value, if any, is $            , each as of the Calculation Date and as more fully described on Schedule I hereto.

3.    As of the Calculation Date, Unsecured Debt does not exceed 70% of the Total Unencumbered Asset Value, in accordance with Section 11.2(a) of the Note Agreement.

Exh. F - 1

4.    At the end of the fiscal quarter of the Parent Guarantor most recently completed and as of the Calculation Date, the Parent Guarantor maintained an Unencumbered Assets Debt Service Coverage Ratio of not less than 1.50:1.00, in accordance with Section 11.2(b) of the Note Agreement.

5.    This certificate is furnished to you pursuant to Section 7.4 of the Note Agreement.

6.    The Unencumbered Assets comply with all Unencumbered Asset Conditions (except to the extent waived in writing by the Required Holders) and otherwise conform and comply with the conditions, terms, warranties, representations and covenants set forth in the Note Agreement.

[Remainder of page intentionally left blank]

Exh. F - 2

DIGITAL REALTY TRUST, INC.

By
Name:
Title:

Exh. F - 3

SCHEDULE I — Calculation of Total Unencumbered Asset Value

(i)	Sum of Asset Values for all Unencumbered Assets (from charts below)	$

(ii)	(a) Number of Unencumbered Assets	$
	(b) Weighted average occupancy of all Unencumbered Assets (other than Redevelopment Assets and Development Assets)		%
(iii)

If

•     the dollar amount in (i) above is not equal to or greater than $115,000,000,

•     the number in (ii)(a) above is not equal to or greater than 3 or

•     the percentage in (ii)(b) above is not greater than or equal to 80%,

Then				$
• Total Unencumbered Asset Value equals $0.

(iv)	Lesser of (i) and (iii) equals Total Unencumbered Asset Value (prior to adjustment for Excess France Value, Excess Singapore/Spain Value, Withholding Tax Adjustment, Excess International Value and Excess Redevelopment and Excess Development Value)			$

(v)	(b) Excess France Value			$

	(c) Excess Singapore/Spain Value (based on maximum percentage of 10%)			$

	(d) Withholding Tax Adjustment			$

(vi)	Total Unencumbered Asset Value after reduction for Excess France Value, Excess Singapore/Spain Value and Withholding Tax Adjustment			$
$
(vii)	25% times dollar amount in (vi) above

(viii)	Excess International Value equals the amount, if any, by which (vii) exceeds (vi)			$

(ix)	Total Unencumbered Asset Value after adjustment for Excess International Value, is (vi) minus (viii) (prior to adjustment for Excess Redevelopment Value and Excess Development Value)				$
$
(x)	(a) 33% times dollar amount in (ix) above
$
(b) 10% times dollar amount in (ix) above
$
(c) Sum of Asset Values of all Redevelopment Assets
$
(d) Sum of Asset Values of all Development Assets

Sch. I - 1

(xi)	Permitted Development Assets equals lesser of (x)(b) and (x)(d)		$

(xii)	Sum of Asset Values of all Redevelopment and Development Assets is (x)(c) plus (xi)		$

(xiii)	Excess Redevelopment and Development Value equals the amount, if any, by which (xii) exceeds (x)(a)	$000000	$

Total Unencumbered Asset Value equals (ix) less (xiii)				$

Sch. I -2

Calculation of Asset Value

(Office Asset)

Office Asset: [Insert Name]
(A) Net Operating Income attributable to such Unencumbered Asset	$_____

(B)   (1) 3% of all rental and other income from the operation of such Unencumbered Asset for the fiscal quarter of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Significant Holders pursuant to the Note Agreement

(2) all management fees payable in respect of such Unencumbered Asset for such fiscal period

$______ $______
(C) $0.25 x total number of square feet within Unencumbered Asset	$______
(D) Amount of pro forma upward adjustment approved by Administrative Agent for Tenancy Leases entered into during the quarter	$______	(i)
(E)		(iii)				(vi)
(ii) Insert Amount from (A)		(iv)	$	______
minus
Insert the sum of (B)(1) minus (B)(2) (Insert 0 if negative		(v)	$	______
number)		plus $______
Insert Amount from (D)		equals $______
(F) Adjusted Net Operating Income of such Unencumbered Asset equals (i) (E) times 4 less (ii) (C)		(vii)	$	______		(viii)
(G) Tentative Asset Value equals (F) ÷ either 8.25% (if a Data Center) or 7.5% (if a non-Data Center)		(ix)	$	______		(x)
(H) If Unencumbered Asset was acquired within last 12 months, the acquisition price	$______
(I) Asset Value: If Unencumbered Asset was acquired within last 12 months, insert lesser of (G) and (H). If Unencumbered Asset was acquired 12 or more months ago, insert (G).					$	______

Sch. I - 3

Calculation of Asset Value

(Redevelopment Asset / Development Asset)

Redevelopment Asset: [Insert Name]
(xi) Asset Value equals the book value of such Asset as determined in accordance with GAAP:	$	_______

Development Asset: [Insert Name]
(xii) Asset Value equals the book value of such Asset as determined in accordance with GAAP:	$	_______

Total Unencumbered Asset Value

Sum of Asset Values for all Unencumbered Assets	$______

Sch. I - 4